Exhibit 99.6

Attendance Card
Please bring this card with you to the meeting and present it at shareholder registration/accreditation.

The Chairman of Elan Corporation, plc (the “Company”) invites you to attend at a meeting of the holders of Scheme Shares (as defined in the proposed scheme of arrangement referred to in the notice convening the meeting to which this blue form of proxy relates) (the “Court Meeting”) convened by order of the High Court pursuant to Section 201 of the Companies Act 1963 for the purpose of considering and, if thought fit, approving (with or without amendment) the proposed scheme of arrangement and is to be held at [—] Dublin 2, Ireland on [—] 2013 at [—] [a.m./p.m.] (Irish time)

Shareholder Reference Number

Form of Proxy – Court Meeting of the Company to be held on [—] 2013 This form of proxy is furnished in accordance with the directions of the High Court of Ireland

Cast your Proxy online 24/7...It’s fast, easy and secure! www.eproxyappointment.com
You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN and agree to certain terms and conditions.
Control Number:	SRN:	PIN:
To view the Company’s circular and notice of Court Meeting online log on to www.elan.com

To be effective, all proxy appointments must be lodged with the Company’s Registrar at:

Computershare Investor Services (Ireland) Limited, P.O. Box 954, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland or through the voting website, see above, by [—] 2013 [—] [a.m./p.m.] (Irish time)

Explanatory Notes:

1.	Every shareholder has the right to appoint some other person(s) of their choice, who need not be a shareholder, as his/her proxy to exercise all or any of his/her rights, to attend, speak, ask questions relating to an item on the agenda, and vote on his/her behalf at the meeting. If you wish to appoint a person other than the Chairman of the meeting, please insert the name of your chosen proxy holder in the space provided (see reverse).

2.	A shareholder may appoint more than one proxy to attend, speak, ask questions relating to an item on the agenda, and vote at the meeting provided each proxy is appointed to exercise rights attached to different shares held by that shareholder. To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the registrar’s helpline on +353 1 447 5107 or you may photocopy this form. Please indicate in the box next to the proxy holder’s name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. If left blank your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account). All forms must be signed and should be returned together in the same envelope. Where a poll is taken at the Court Meeting, a shareholder, present in person or proxy, holding more than one share is not required to cast all their votes in the same way.

3.	To be effective, the completed Form of Proxy together with any power of attorney or other authority under which it is executed, or a notarially certified copy thereof, must be deposited with the Registrar of the Company before the deadline set out below. A shareholder wishing to appoint a proxy by electronic means may do so on www.eproxyappointment.com. Details of the requirements are set out in the box above. A shareholder who wishes to appoint more than one proxy by electronic means must contact the Registrar by sending an email to clientservices@computershare.ie.
4.	The ‘Vote Withheld’ option overleaf is provided to enable you to abstain from the resolution. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ the resolution.

5.	Pursuant to section 134A of the Companies Act 1963 and regulation 14 of the Companies Act, 1990 (Uncertificated Securities) Regulations 1996, entitlement to attend and vote at the meeting and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at close of business on the day which is two days before the date of the meeting (or in the case of an adjournment as at close of business on the day which is two days before the date of the adjourned meeting). Changes to entries on the register of members after that time shall be disregarded in determining the rights of any person to attend and vote at the meeting.

6.	To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID number [—]) not later than [—] 2013 at [—] [a.m./p.m.] (Irish time). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Companies Act, 1990 (Uncertificated Securities) Regulations 1996.

7.	The above is how your address appears on the register of members. If this information is incorrect please ring the registrar’s helpline on +353 1 447 5107 to request a change of address form or go to www.investorcentre.com/ie to use the online investor centre service.

8.	Any alterations made to this form should be initialled.

9.	The appointment of a proxy will not preclude a member from attending the meeting and voting in person.

10.	In the case of joint holders, the signature of the first named shareholder will suffice.

Kindly note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not transferable between different (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services (Ireland) Limited accept no liability for any instruction that does not comply with these conditions.

All Holders

FOLD	FOLD
HERE	HERE

THE HIGH COURT, COMMERCIAL, 2013 NO. [—]

(in the matter of Elan Corporation, plc and in the matter of the Companies Acts 1963 to 2012)

Poll Card To be completed only at the Court Meeting when the poll is called.

	For	Against	Vote Withheld

ResolutionTo approve the scheme of arrangement

Signature

Form of Proxy

This blue form of proxy is furnished in accordance with the directions of the High Court of Ireland.

Please use a black pen. Mark with an X

inside the box as shown in this example

You can also instruct your proxy to vote on the resolution by inserting an “X” in the vote withheld box.

I/We hereby appoint the Chairman of the Court Meeting OR the following person	+

Please leave this box blank if you have selected the Chairman. Do not insert your own name(s).

as my/our proxy to attend, speak, ask questions relating to an item on the agenda, and vote in respect of my/our full voting entitlement* on my/our behalf on any matter at the Court Meeting to be held at [—], Ireland on [—] 2013 at [—] [a.m/p.m.] (Irish time) and at any adjournment thereof.

I/We direct that my/our vote(s) be cast on the specified resolution as indicated by an X in the appropriate box.

* For the appointment of more than one proxy, please refer to Explanatory Note 2 (see front).

☐ Please tick here to indicate that this proxy appointment is one of multiple appointments being made.

	For	Against	Vote Withheld

ResolutionTo approve the scheme of arrangement

I/We direct my/our proxy to vote on the resolution proposed at the Court Meeting as indicated on this form. Where no instruction appears above as to how the proxy should vote the proxy may vote as he or she sees fit or abstain in relation to any business of the meeting. My/our proxy shall decide on how to vote on my/our behalf in respect of any procedural resolution moved at the meeting.

Signature	Date
	DD / MM / YY	In the case of a corporation, this proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary).

¢	+

E 1 4 4 1                0 9                 E L A B

Electronic Voting Instructions

You can vote by Internet or telephone!

ELAN CORPORATION, PLC (the “Company”) encourages you to take advantage of new and convenient ways by which you can vote your American Depositary Shares (“ADSs”). You can vote your ADSs electronically via the Internet or by telephone by the voting instruction deadline of 10 a.m. New York City time) [—], 2013. This eliminates the need to return your voting instructions card.

Vote by Internet

•Log on to the internet and go to www.citi.com/dr.

•Click on “Investors” and then click on “Voting by Internet”.

•Follow the steps outlined on the secured website.

•Or with your smartphone scan the QR code to cast your vote now.

Vote by Telephone

•Call toll free 1-800-652-Vote (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call, from within the U.S.

•Follow the instructions provided in the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	If you choose to vote your ADSs electronically, there is no need to return your voting card.

COURT MEETING OF THE SHAREHOLDERS OF THE COMPANY (“COURT MEETING”) VOTING INSTRUCTIONS CARD

  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN

THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

If this voting instructions card is signed and timely returned to the depositary but no specific direction as to voting is marked below as to the resolution, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolution.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolution.

+

Court Meeting - [—], 2013

	For	Against	Vote Withheld
Resolution To approve the scheme of arrangement	☐	☐	☐

Authorized signatures — this section must be completed for your vote to be counted — date and sign below

Please sign your name to this voting instruction card in the boxes below. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions cards executed by a corporation should be in full name by a duly authorized officer with full title as such. Please be sure to sign and date this voting instructions card.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	1 U P X	+
01NUMI

Court Meeting- [—], 2013

	For	Against	Vote Withheld
Resolution To approve the scheme of arrangement	☐	☐	☐

For ADS holders who wish to receive a copy of the notice of the Court Meeting, please call 1-866-246-9032 (U.S.) and +1-781-575-4555 (International).

If this voting instructions card is signed and timely returned to the depositary but no specific direction as to voting is marked above as to the resolution, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolution.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolution.

  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN

THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Court Meeting - [—]

The voting instructions card must be signed, completed and received at the indicated address prior to

10 a.m. (New York City time) on [—], 2013 for action to be taken.

VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES
ELAN CORPORATION, PLC (the “Company”)
CUSIP No.:	284131208.
ADS Record Date:	[—], 2013.
Meeting Specifics:	In connection with the scheme of arrangement announced by the Company on 29 July 2013 a meeting of the holders of Scheme Shares (as defined in the proposed scheme of arrangement referred to in the notice convening the meeting (the “Court Meeting”) convened by order of the High Court pursuant to Section 201 of the Companies Act 1963 for the purpose of considering and, if thought fit, approving (with or without amendment) the proposed scheme of arrangement and is to be held on [—], 2013 at [—] [a.m./p.m.] (Irish time), at [—], Ireland (the “Court Meeting”).
Meeting Agenda:	The resolution being considered at the Court Meeting is summarized on the reverse side of the Court Meeting voting instructions card. Full details regarding the resolution, the scheme of arrangement and other relevant information is available on www.elan.com.
Depositary:	Citibank, N.A.
Deposit Agreement:	Amended and Restated Deposit Agreement, dated as of February 3, 2012. (the “Deposit Agreement”)
Deposited Securities:	Ordinary shares, par value €0.05 per share, of the Company.
Custodian:	Citibank, N.A., London Branch

The undersigned holder, as of the ADS Record Date, of the American Depositary Shares identified above (such American Depositary Shares, the “ADSs”), acknowledges receipt of a copy of the depositary’s notice of the Court Meeting and hereby authorizes and directs the depositary to cause to be voted at the Court Meeting (and any adjournment or postponement thereof) the deposited securities represented by the ADSs in the manner indicated on the reverse side hereof.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of deposited securities. Upon the timely receipt from a holder of ADSs as of the ADS record date of voting instructions in the manner specified by the depositary, the depositary shall, as soon as practicable after such receipt and as long as permitted under applicable law, the provisions of the Deposit Agreement, the articles of association of the Company and the provisions of the deposited securities, vote, or cause the custodian to vote, the deposited securities (in person or by proxy) represented by such holder’s ADSs in accordance with such voting instructions.

Neither the depositary nor the custodian shall under any circumstances exercise any discretion as to voting and neither the depositary nor the custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing quorum or otherwise, the deposited securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from holders of ADSs or as otherwise contemplated in the Deposit Agreement. If the depositary timely receives voting instructions from a holder of ADSs which fail to specify the manner in which the depositary is to vote the deposited securities represented by such holder’s ADSs, the depositary will deem such holder to have instructed the depositary to vote in favor of the items set forth in such voting instructions. Deposited securities represented by ADSs for which no timely voting instructions are received by the depositary from the holder shall not be voted. Notwithstanding anything else contained in the Deposit Agreement, the depositary shall, if so requested in writing by the Company, represent all deposited securities (whether or not voting instructions have been received in respect of such deposited securities from holders as of the ADS record date) for the sole purpose of establishing quorum at the Court Meeting.

Please indicate on the reverse side hereof how the deposited securities are to be voted.

The voting instructions card must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

COURT MEETING (“COURT MEETING”) OF THE SHAREHOLDERS OF ELAN CORPORATION, PLC (THE “COMPANY”) VOTING INSTRUCTIONS CARD

  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

If this voting instructions card is signed and timely returned to the depositary but no specific direction as to voting is marked below as to the resolution, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolution.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolution.

+

Court Meeting [—] 2013

		For	Against	Vote Withheld
Resolution	To approve the scheme of arrangement	☐	☐	☐

Authorized signatures — this section must be completed for your vote to be counted — date and sign below

Please sign your name to this voting instructions card in the boxes below. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions cards executed by a corporation should be in full name by a duly authorized officer with full title as such. Please be sure to sign and date this voting instructions card.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	1 U P X	+
01NUQI

Court Meeting - [—] 2013

		For	Against	Vote Withheld
Resolution	To approve the scheme of arrangement	☐	☐	☐

For ADS holders who wish to receive a copy of the notice of the Court Meeting, please call 1-866-246-9032 (U.S.) and +1-781-575-4555 (International).

If this voting instructions card is signed and timely returned to the depositary but no specific direction as to voting is marked above as to the resolution, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolution.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolution.

  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Court Meeting - [—] 2013

The voting instructions card must be signed, completed and received at the indicated address prior to

10 a.m. (New York City time) on [—], 2013 for action to be taken.

VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES
ELAN CORPORATION, PLC (the “Company”)
CUSIP No.:	284131208.
ADS Record Date:	[—], 2013.
Meeting Specifics:	In connection with the scheme of arrangement announced by the Company on 29 July 2013 a meeting of the holders of Scheme Shares (as defined in the proposed scheme of arrangement referred to in the notice convening the meeting) (the “Court Meeting”) convened by order of the High Court pursuant to Section 201 of the Companies Act 1963 for the purpose of considering and, if thought fit, approving (with or without amendment) the proposed scheme of arrangement and is to be held on [—], 2013 at [—] [a.m./p.m.] (Irish time), at [—] Dublin 2, Ireland.
Meeting Agenda:	The resolution being considered at the Court Meeting is summarised on the reverse side of the Court Meeting voting instructions card. Full details regarding the resolution, the scheme of arrangement and other relevant information is available on www.elan.com.
Depositary:	Citibank, N.A.
Deposit Agreement: Deposited Securities: Custodian:	Amended and Restated Deposit Agreement, dated as of February 3, 2012. (the “Deposit Agreement”) Ordinary shares, par value €0.05 per share, of the Company. Citibank, N.A., London Branch.

The undersigned holder, as of the ADS record date, of the American Depositary Shares identified above (such American Depositary Shares, the “ADSs”) acknowledges receipt of a copy of the depositary’s notice of the Court Meeting and hereby authorizes and directs the depositary to cause to be voted at the Court Meeting (and any adjournment or postponement thereof) the deposited securities represented by the ADSs in the manner indicated on the reverse side hereof.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of deposited securities. Upon the timely receipt from a holder of ADSs as of the ADS record date of voting instructions in the manner specified by the depositary, the depositary shall, as soon as practicable after such receipt and as long as permitted under applicable law, the provisions of the Deposit Agreement, articles of association of the Company and the provisions of the deposited securities, vote, or cause the custodian to vote, the deposited securities (in person or by proxy) represented by such holder’s ADSs in accordance with such voting instructions.

Neither the depositary nor the custodian shall under any circumstances exercise any discretion as to voting and neither the depositary nor the custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing quorum or otherwise, the deposited securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from holders of ADSs or as otherwise contemplated in the Deposit Agreement. If the depositary timely receives voting instructions from a holder of ADSs which fail to specify the manner in which the depositary is to vote the deposited securities represented by such holder’s ADSs, the depositary will deem such holder to have instructed the depositary to vote in favor of the items set forth in such voting instructions. Deposited securities represented by ADSs for which no timely voting instructions are received by the depositary from the holder shall not be voted. Notwithstanding anything else contained in the Deposit Agreement, the depositary shall, if so requested in writing by the Company, represent all deposited securities (whether or not voting instructions have been received in respect of such deposited securities from holders as of the ADS record date) for the sole purpose of establishing quorum at the Court Meeting.

Please indicate on the reverse side hereof how the deposited securities are to be voted.

The voting instructions card must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Attendance Card
Please bring this card with you to the meeting and present it at shareholder registration/accreditation.

The Chairman of Elan Corporation, plc (the “Company”) invites you to attend the Extraordinary General Meeting (“EGM”) of the Company to be held at [—] Dublin 2, Ireland on [—] 2013 at [—] [a.m/p.m.] (Irish time)

Shareholder Reference Number

Form of Proxy – EGM of the Company to be held on [—] 2013

Cast your Proxy online 24/7...It’s fast, easy and secure! www.eproxyappointment.com
You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN and agree to certain terms and conditions.
Control Number:	SRN:	PIN:
To view Elan’s EGM Notice and related documentation online log on to www.elan.com

To be effective, all proxy appointments must be lodged with the Company’s Registrar at:

Computershare Investor Services (Ireland) Limited, P.O. Box 954, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland or through the voting website, see above, by [—] 2013 [—] [a.m/p.m.] (Irish time)

Explanatory Notes:

1.	Every shareholder has the right to appoint some other person(s) of their choice, who need not be a shareholder, as his/her proxy to exercise all or any of his/her rights, to attend, speak, ask questions relating to an item on the agenda, and vote on his/her behalf at the meeting. If you wish to appoint a person other than the Chairman of the meeting, please insert the name of your chosen proxy holder in the space provided (see reverse).

2.	A shareholder may appoint more than one proxy to attend, speak, ask questions relating to an item on the agenda, and vote at the meeting provided each proxy is appointed to exercise rights attached to different shares held by that shareholder. To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the registrar’s helpline on +353 1 447 5107 or you may photocopy this form. Please indicate in the box next to the proxy holder’s name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. If left blank your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account). All forms must be signed and should be returned together in the same envelope. Where a poll is taken at the EGM, a shareholder, present in person or proxy, holding more than one share is not required to cast all their votes in the same way.

3.	To be effective, the completed Form of Proxy together with any power of attorney or other authority under which it is executed, or a notarially certified copy thereof, must be deposited with the Registrar of the Company before the deadline set out below. A shareholder wishing to appoint a proxy by electronic means may do so on www.eproxyappointment.com. Details of the requirements are set out in the box above. A shareholder who wishes to appoint more than one proxy by electronic means must contact the Registrar by sending an email to clientservices@computershare.ie.
4.	The ‘Vote Withheld’ option overleaf is provided to enable you to abstain from the resolutions. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ the resolutions.

5.	Pursuant to section 134A of the Companies Act 1963 and regulation 14 of the Companies Act, 1990 (Uncertificated Securities) Regulations 1996, entitlement to attend and vote at the meeting and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at close of business on the day which is two days before the date of the meeting (or in the case of an adjournment as at close of business on the day which is two days before the date of the adjourned meeting). Changes to entries on the register of members after that time shall be disregarded in determining the rights of any person to attend and vote at the meeting.

6.	To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID number [—]) not later than [—] 2013 at [—] [a.m/p.m] (Irish time). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Companies Act, 1990 (Uncertificated Securities) Regulations 1996.

7.	The above is how your address appears on the register of members. If this information is incorrect please ring the registrar’s helpline on +353 1 447 5107 to request a change of address form or go to www.investorcentre.com/ie to use the online investor centre service.

8.	Any alterations made to this form should be initialled.

9.	The appointment of a proxy will not preclude a member from attending the meeting and voting in person.

10.	In the case of joint holders, the signature of the first named shareholder will suffice.

Kindly note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not transferable between different (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services (Ireland) Limited accept no liability for any instruction that does not comply with these conditions.

All Holders

FOLD	FOLD
HERE	HERE

Poll Card To be completed only at the EGM if a poll is called.

RESOLUTIONS	For	Against	Vote Withheld

1. To authorise the scheme of arrangement and to authorise the directors to take such actions as they consider necessary for carrying the scheme into effect (ordinary resolution).

2. To authorise the cancellation of the Company’s shares (special resolution).

3. To authorise the directors to allot and issue new, fully paid up, shares in the Company to New Perrigo in connection with effecting the scheme of arrangement (ordinary resolution).

4. To authorise amendments to the Company’s memorandum and articles of association (special resolution).

5. To authorise the creation of distributable reserves by reducing some or all of the share premium of New Perrigo (ordinary resolution).

6. To authorise an adjournment of the EGM to another time or place if necessary or appropriate (ordinary resolution).

Signature

Form of Proxy

Please use a black pen. Mark with an X

inside the box as shown in this example

You can also instruct your proxy to vote on the resolutions by inserting an “X” in the vote withheld box.

I/We hereby appoint the Chairman of the meeting OR the following person	+

Please leave this box blank if you have selected the Chairman. Do not insert your own name(s).

as my/our proxy to attend, speak, ask questions relating to an item on the agenda, and vote in respect of my/our full voting entitlement* on my/our behalf on any matter at the EGM of the Company to be held at [—], Ireland on [—] 2013 at [—][a.m/p.m.]. (Irish time) and at any adjournment thereof.

I/We direct that my/our vote(s) be cast on the specified resolutions as indicated by an X in the appropriate box.

* For the appointment of more than one proxy, please refer to Explanatory Note 2 (see front).

☐ Please tick here to indicate that this proxy appointment is one of multiple appointments being made.

RESOLUTIONS	For	Against	Vote Withheld

1. To authorise the scheme of arrangement and to authorise the directors to take such actions as they consider necessary for carrying the scheme into effect (ordinary resolution).

2. To authorise the cancellation of the Company’s shares (special resolution).

3. To authorise the directors to allot and issue new, fully paid up, shares in the Company to New Perrigo in connection with effecting the scheme of arrangement (ordinary resolution).

4. To authorise amendments to the Company’s memorandum and articles of association (special resolution).

5. To authorise the creation of distributable reserves by reducing some or all of the share premium of New Perrigo (ordinary resolution).

6. To authorise an adjournment of the EGM to another time or place if necessary or appropriate (ordinary resolution).

I/We direct my/our proxy to vote on the resolutions proposed at the EGM as indicated on this form. Where no instruction appears above as to how the proxy should vote the proxy may vote as he or she sees fit or abstain in relation to any business of the meeting. My/our proxy shall decide on how to vote on my/our behalf in respect of any procedural resolution moved at the meeting.

Signature	Date
	DD / MM / YY	In the case of a corporation, this proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary).

¢	+

E 1 4 4 1                0 9                 E L A B

Electronic Voting Instructions

You can vote by Internet or telephone!

ELAN CORPORATION, PLC (the “Company”) encourages you to take advantage of new and convenient ways by which you can vote your American Depositary Shares (“ADSs”). You can vote your ADSs electronically via the Internet or by telephone by the voting instruction deadline of 10 a.m. (New York City time) [—], 2013. This eliminates the need to return your voting instructions card.

Vote by Internet

• Log on to the internet and go to www.citi.com/dr.

• Click on “Investors” and then click on “Voting by Internet”.

• Follow the steps outlined on the secured website.

• Or with your smartphone scan the QR code to cast your vote now.

Vote by Telephone

• Call toll free 1-800-652-Vote (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call, from within the U.S.

• Follow the instructions provided in the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	If you choose to vote your ADSs electronically, there is no need to return your voting card.

EXTRAORDINARY GENERAL MEETING (“EGM”) OF THE COMPANY VOTING INSTRUCTIONS CARD

  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN

THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

If this voting instructions card is signed and timely returned to the depositary but no specific direction as to voting is marked below as to the resolutions, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolutions.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolutions.

+

EGM - [—], 2013

RESOLUTIONS
	For	Against	Vote Withheld
1. To authorise the scheme of arrangement and to authorise the directors to take such actions as they consider necessary for carrying the scheme into effect (ordinary resolution).	☐	☐	☐
2. To authorise the cancellation of the Company’s shares (special resolution).	☐	☐	☐
3. To authorise the directors to allot and issue new, fully paid up, shares in the Company to New Perrigo in connection with effecting the scheme of arrangement (ordinary resolution).	☐	☐	☐
4. To authorise amendments to the Company’s memorandum and articles of association (special resolution).	☐	☐	☐
5. To authorise the creation of distributable reserves by reducing some or all of the share premium of New Perrigo (ordinary resolution).	☐	☐	☐
6. To authorise an adjournment of the EGM to another time or place if necessary or appropriate (ordinary resolution).	☐	☐	☐

Authorized signatures — this section must be completed for your vote to be counted — date and sign below

Please sign your name to this voting instructions card in the boxes below. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions cards executed by a corporation should be in full name by a duly authorized officer with full title as such. Please be sure to sign and date this voting instructions card.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	1 U P X	+
01NUMI

EGM - [—]

RESOLUTIONS
	For	Against	Vote Withheld
1. To authorise the scheme of arrangement and to authorise the directors to take such actions as they consider necessary for carrying the scheme into effect (ordinary resolution).	☐	☐	☐
2. To authorise the cancellation of the Company’s shares (special resolution).	☐	☐	☐
3. To authorise the directors to allot and issue new, fully paid up, shares in the Company to New Perrigo in connection with effecting the scheme of arrangement (ordinary resolution).	☐	☐	☐
4. To authorise amendments to the Company’s memorandum and articles of association (special resolution).	☐	☐	☐
5. To authorise the creation of distributable reserves by reducing some or all of the share premium of New Perrigo (ordinary resolution).	☐	☐	☐
6. To authorise an adjournment of the EGM to another time or place if necessary or appropriate (ordinary resolution).	☐	☐	☐

For shareholders who wish to receive a copy of the notice of the EGM, please call 1-866-246-9032 (U.S.) and +1-781-575-4555 (International).

If this voting instructions card is signed and timely returned to the depositary but no specific direction as to voting is marked above as to the resolutions, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolutions.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolutions.

  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

EGM - [—], 2013

The voting instructions card must be signed, completed and received at the indicated address prior to

10 a.m. (New York City time) on [—], 2013 for action to be taken.

VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES
ELAN CORPORATION, PLC (the “Company”)
CUSIP No.:	284131208.
ADS Record Date:	[—], 2013.
Meeting Specifics:	In connection with the scheme of arrangement announced by the Company on 29 July 2013 an Extraordinary General Meeting (the “EGM”) is to be held on [—] 2013 at [—] [a.m./p.m.] (Irish time), at [—] Ireland.
Meeting Agenda:	The resolutions being considered at the EGM are summarised on the reverse side of the EGM voting instructions card. Full details regarding the resolutions, the scheme of arrangement and other relevant information is available on www.elan.com.
Depositary:	Citibank, N.A.
Deposit Agreement:	Amended and Restated Deposit Agreement, dated as of February 3, 2012 (the “Deposit Agreement”)
Deposited Securities:	Ordinary shares, par value €0.05 per share, of the Company.
Custodian:	Citibank, N.A., London Branch.

The undersigned holder, as of the ADS record date, of the American Depositary Shares identified above (such American Depositary Shares, the “ADSs”) acknowledges receipt of a copy of the depositary’s notice of the EGM and hereby authorizes and directs the depositary to cause to be voted at the EGM (and any adjournment or postponement thereof) the deposited securities represented by the ADSs in the manner indicated on the reverse side hereof.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of deposited securities. Upon the timely receipt from a holder of ADSs as of the ADS record date of voting instructions in the manner specified by the depositary, the depositary shall, as soon as practicable after such receipt and as long as permitted under applicable law, the provisions of the Deposit Agreement, the articles of association of the Company and the provisions of the deposited securities, vote, or cause the custodian to vote, the deposited securities (in person or by proxy) represented by such holder’s ADSs in accordance with such voting instructions.

Neither the depositary nor the custodian shall under any circumstances exercise any discretion as to voting and neither the depositary nor the custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing quorum or otherwise, the deposited securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from holders of ADSs or as otherwise contemplated in the Deposit Agreement. If the depositary timely receives voting instructions from a holder of ADSs which fail to specify the manner in which the depositary is to vote the deposited securities represented by such holder’s ADSs, the depositary will deem such holder to have instructed the depositary to vote in favor of the items set forth in such voting instructions. Deposited securities represented by ADSs for which no timely voting instructions are received by the depositary from the holder shall not be voted. Notwithstanding anything else contained in the Deposit Agreement, the depositary shall, if so requested in writing by the Company, represent all deposited securities (whether or not voting instructions have been received in respect of such deposited securities from holders as of the ADS record date) for the sole purpose of establishing quorum at the EGM.

Please indicate on the reverse side hereof how the deposited securities are to be voted.

The voting instructions card must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

EXTRAORDINARY GENERAL MEETING (“EGM”) OF ELAN CORPORATION, PLC (“THE COMPANY”) VOTING INSTRUCTIONS CARD

  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

If this voting card is signed and timely returned to the depositary but no specific direction as to voting is marked below as to the resolutions, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolutions.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolutions.

+

EGM - [—], 2013

RESOLUTIONS	For	Against	Vote Withheld
1. To authorise the scheme of arrangement and to authorise the directors to take such actions as they consider necessary for carrying the scheme into effect (ordinary resolution).	☐	☐	☐
2. To authorise the cancellation of the Company’s shares (special resolution).	☐	☐	☐
3. To authorise the directors to allot and issue new, fully paid up, shares in the Company to New Perrigo in connection with effecting the scheme of arrangement (ordinary resolution).	☐	☐	☐
4. To authorise amendments to the Company’s memorandum and articles of association (special resolution).	☐	☐	☐
5. To authorise the creation of distributable reserves by reducing some or all of the share premium of New Perrigo (ordinary resolution).	☐	☐	☐
6. To authorise an adjournment of the EGM to another time or place if necessary or appropriate (ordinary resolution).	☐	☐	☐

Authorized signatures — this section must be completed for your vote to be counted — date and sign below

Please sign your name to this voting instructions card. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting instructions card in the boxes below executed by a corporation should be in full name by a duly authorized officer with full title as such. Please be sure to sign and date this voting instructions card.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	1 U P X	+
01NUQI

EGM - [—], 2013

RESOLUTIONS	For	Against	Vote Withheld
1. To authorise the scheme of arrangement and to authorise the directors to take such actions as they consider necessary for carrying the scheme into effect (ordinary resolution).	☐	☐	☐
2. To authorise the cancellation of the Company’s shares (special resolution).	☐	☐	☐
3. To authorise the directors to allot and issue new, fully paid up, shares in the Company to New Perrigo in connection with effecting the scheme of arrangement (ordinary resolution).	☐	☐	☐
4. To authorise amendments to the Company’s memorandum and articles of association (special resolution).	☐	☐	☐
5. To authorise the creation of distributable reserves by reducing some or all of the share premium of New Perrigo (ordinary resolution).	☐	☐	☐
6. To authorise an adjournment of the EGM to another time or place if necessary or appropriate (ordinary resolution).	☐	☐	☐

For ADS holders who wish to receive a copy of the notice of the EGM, please call 1-866-246-9032 (U.S.) and +1-781-575-4555 (international).

If this voting instructions card is signed and timely returned to the depositary but no specific direction as to voting is marked above as to the resolutions, the undersigned shall be deemed to have directed the depositary to give voting instructions “FOR” the unmarked resolutions.

A “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” the resolutions.

  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

EGM - [—], 2013

The voting instructions card must be signed, completed and received at the indicated address prior to

10 a.m. (New York City time) on [—], 2013 for action to be taken.

VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES
ELAN CORPORATION, PLC (the “Company”)
CUSIP No.:	284131208.
ADS Record Date:	[—], 2013.
Meeting Specifics:	In connection with the scheme of arrangement announced by the Company on 29 July 2013 an Extraordinary General Meeting (the “EGM”) is to be held on [—], 2013 at [—] (Irish time), at [—], Dublin 2, Ireland.
Meeting Agenda:	The resolutions being considered at the EGM are summarised on the reverse side of the EGM voting instructions card. Full details regarding the resolutions, the scheme of arrangement and other relevant information is available on www.elan.com.
Depositary:	Citibank, N.A.
Deposit Agreement:	Amended and Restated Deposit Agreement, dated as of February 3, 2012. (the “Deposit Agreement”)
Deposited Securities:	Ordinary shares, par value €0.05 per share, of the Company.
Custodian:	Citibank, N.A., London Branch.

The undersigned holder, as of the ADS record date, of the American Depositary Shares identified above (such American Depositary Shares, the “ADSs”) acknowledges receipt of a copy of the depositary’s notice of the EGM and hereby authorizes and directs the depositary to cause to be voted at the EGM (and any adjournment or postponement thereof) the deposited securities represented by the ADSs in the manner indicated on the reverse side hereof.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of deposited securities. Upon the timely receipt from a holder of ADSs as of the ADS record date of voting instructions in the manner specified by the depositary, the depositary shall, as soon as practicable after such receipt and as long as permitted under applicable law, the provisions of the Deposit Agreement, the articles of association of the Company and the provisions of the deposited securities, vote, or cause the custodian to vote, the deposited securities (in person or by proxy) represented by such holder’s ADSs in accordance with such voting instructions.

Neither the depositary nor the custodian shall under any circumstances exercise any discretion as to voting and neither the depositary nor the custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing quorum or otherwise, the deposited securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from holders of ADSs or as otherwise contemplated in the Deposit Agreement. If the depositary timely receives voting instructions from a holder of ADSs which fail to specify the manner in which the depositary is to vote the deposited securities represented by such holder’s ADSs, the depositary will deem such holder to have instructed the depositary to vote in favor of the items set forth in such voting instructions. Deposited securities represented by ADSs for which no timely voting instructions are received by the depositary from the holder shall not be voted. Notwithstanding anything else contained in the Deposit Agreement, the depositary shall, if so requested in writing by the Company, represent all deposited securities (whether or not voting instructions have been received in respect of such deposited securities from holders as of the ADS record date) for the sole purpose of establishing quorum at the EGM.

Please indicate on the reverse side hereof how the deposited securities are to be voted.

The voting instructions card must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Time Sensitive Materials

Depositary’s Notice of

Court Meeting (“Court Meeting”) and of Extraordinary

General Meeting (“EGM”) of Shareholders of

ELAN CORPORATION, PLC (the “Company”)

[—], 2013

ADSs:	American Depositary Shares (“ADSs”), some of which are evidenced by American Depositary Receipts (“ADRs”).
ADS CUSIP No.:	284131208.
ADS Record Date:	[—], 2013.
Meetings Specifics:

In connection with the scheme of arrangement announced by the Company on July 29, 2013 the Court Meeting is to be held on [—], 2013 at [—] [a.m./p.m.] (Irish time), at [—], Ireland and the EGM is to be held on [—], 2013 at [—] [am/pm] (Irish time), at [—], Ireland.

Court Meeting Agenda:

The resolution being considered at the Court Meeting is summarised on the reverse side of the Court Meeting voting instructions card (blue form). Full details regarding the resolution, the scheme of arrangement and other relevant information is available on www.elan.com.

EGM Agenda:

The resolutions being considered at the EGM are summarised on the reverse side of the EGM voting instructions card (white form). Full details regarding the resolutions, the scheme of arrangement and other relevant information is available on www.elan.com.

Board Recommendations:

The Company has announced that its board of directors unanimously recommends all shareholders to vote in favor of the resolutions being considered at the Court Meeting and at the EGM, as the directors intend to do in respect of their own beneficial holdings.

ADS Voting Instructions Deadline:	On or before 10 a.m. (New York City time) on [—], 2013.
Deposited Securities:	Ordinary shares, par value €0.05 per share (the “Shares”), of the Company.
ADS Ratio:	1 Share to 1 ADS.
Depositary:	Citibank, N.A.
Custodian of Deposited Securities:	Citibank, N.A., London branch.
Deposit Agreement:

Amended and Restated Deposit Agreement, dated as of February 3, 2012, by and among the Company, the Depositary and all Holders and Beneficial Owners of ADSs issued thereunder (the “Deposit Agreement”).

To be counted, your voting instructions need to be received by the depositary prior to 10 a.m. (New York City time) on

[—], 2013.

The Company has announced that the Court Meeting and the EGM will be held at the date, time and location identified above. The resolutions being considered at the Court Meeting and at the EGM are summarized on the reverse side of the Court Meeting (blue form) and EGM (white form) voting instructions cards. Full details regarding the resolutions and other relevant information related to the Court Meeting and the EGM are available at www.elan.com.

Holders of ADSs wishing to give voting instructions to the depositary must do so in the manner described below prior to the ADS voting instructions deadline.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of deposited securities. Upon the timely receipt from a holder of ADSs as of the ADS record date of voting instructions in the manner specified by the depositary, the depositary shall, as soon as practicable after such receipt and as long as permitted under applicable law, the provisions of the Deposit Agreement, the articles of association of the Company and the provisions of the deposited securities, vote, or cause the custodian to vote, the deposited securities (in person or by proxy) represented by such holder’s ADSs in accordance with such voting instructions.

Neither the depositary nor the custodian shall under any circumstances exercise any discretion as to voting and neither the depositary nor the custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing quorum or otherwise, the deposited securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from holders or as otherwise contemplated in the Deposit Agreement. If the depositary timely receives voting instructions from a holder which fail to specify the manner in which the depositary is to vote the deposited securities represented by such holder’s ADSs, the depositary will deem such holder to have instructed the depositary to vote in favor of the items set forth in such voting instructions. Deposited securities represented by ADSs for which no timely voting instructions are received by the depositary from the holder shall not be voted. Notwithstanding anything else contained in the Deposit Agreement, the depositary shall, if so requested in writing by the Company, represent all deposited securities (whether or not voting instructions have been received in respect of such deposited securities from holders as of the ADS record date) for the sole purpose of establishing quorum at the Court Meeting and at the EGM.

The enclosed materials are provided to allow you to instruct the depository to vote at the Court Meeting and at the EGM. There are three ways to instruct the depositary to vote:

a)	Via the Internet, which is available only if you do not hold your ADSs through a custodian, broker or other agent, as follows:

•	Access the website www.citi.com/dr;

•	Click on “Investors” and then click on “Voting by Internet”;

•	Enter your proxy access number which is the circled number located on the front of the voting instructions card in the shaded bar; and

•	Complete the voting instructions provided on the internet site by the ADS voting instructions deadline.

•	With your Smartphone: If you are a registered ADS holder, i.e. you do not hold your ADSs through a custodian, broker or other agent, please follow these instructions:
•

Scan the QR code (“Quick Response Code”) from the front of the voting instructions card with your smartphone. Most smartphones have a QR reader already installed, but you may need to download the QR reader and install it. Most application stores provide several QR code readers to choose from at no cost;

* As set forth in Section 4.10 of the Deposit Agreement, holders of record of ADSs as of the close of business on the ADS record date will be entitled, subject to applicable provisions of the laws of the Republic of Ireland, the memorandum and articles of association of the Company and the provisions of or governing the deposited securities, to instruct the depositary as to the exercise of the voting rights, if any, pertaining to the deposited securities represented by such holders’ ADSs.

•	Enter your proxy access number which is the circled number located on the front of the voting instructions card in the shaded bar; and
•	Complete the voting instructions provided on the mobile optimized website by the ADS voting instructions deadline.

A holder of ADSs through a custodian, broker or other agent should, in order to vote through internet, refer to other information provided by such agent.

b)	By Telephone, which is available only if you do not hold your ADSs through a custodian, broker or other agent, as follows:

•	Call the telephone voting access number: 1-800-652-VOTE (8683);

•	Enter your proxy access number which is the circled number located on the front of the voting instructions card in the shaded bar; and

•	Complete the voting instructions as indicated on a recording by the ADS voting instructions deadline.

A holder of ADSs through a custodian, broker or other agent should, in order to vote by telephone, refer to other information provided by such agent.

c)	By voting card sent via mail, as follows:

•	Complete all of the required information on the voting instructions card;

•	Sign the voting instructions card; and,

•	Return the voting instructions card by the ADS voting instructions deadline to Citibank, N.A., P.O. Box 43099, Providence, Rhode Island 02940-5000.

A holder of ADSs through a custodian, broker or other agent may have special instructions from such agent.

If you wish to attend the Court Meeting and/or the EGM in person and you are a registered holder of ADSs or you hold your ADSs through a custodian, broker or another agent, please call Citibank, N.A. at telephone number 1-866-246-9032. For ADS holders who wish to receive a copy of the notice of the Court Meeting or the notice of the EGM, please call 1-866-246-9032 (U.S.) and +1-781-575-4555 (international).

The information contained herein with respect to the Court Meeting and the EGM has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy of such information. Citibank, N.A. does not, and shall not be deemed to, express any opinion with respect to the proposals to be considered at the Court Meeting or the EGM. The rights and obligations of holders and beneficial owners of ADSs, the Company and the depositary are set forth in their entirety in the Deposit Agreement and summarized in the ADRs. If you wish to receive a copy of the Deposit Agreement, please contact the depositary at the number set forth below.

If you have any questions about the way in which voting instructions may be delivered to the depositary, please contact Citibank, N.A. - ADR shareholder services at 1-866-246-9032.

Citibank, N.A., as Depositary